March 30, 2022
Summary Prospectus

Global Clean Equity Fund
Class A Shares (CGCAX)
Class I Shares (CGCNX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at http://www.cushingfunds.com/cushing-global-clean-equity-fund/. You may also obtain this information at no cost by calling (888) 878-4080 or by sending an email to contact-info@CushingFunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 30, 2022, are incorporated by reference into this Summary Prospectus.

Paper copies will no longer be mailed. Instead, the Fund will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (www.cushingfunds.com).

As with all mutual funds, the SEC has not approved or disapproved of the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

1

SUMMARY

Global Clean Equity Fund

Investment Objective

The Global Clean Equity Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 41 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Wire Transfer Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	None
Other Expenses(b)	2.29%	2.29%
Total Annual Fund Operating Expenses	3.39%	3.14%
Expense Waiver/Reimbursement(c)	-1.99%	-1.99%
Total Annual Fund Operating Expenses (After Expense Waiver/Reimbursement)	1.40%	1.15%

(a)Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions made within twelve (12) months of purchase.
(b)The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.15% for each of Class A and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board before March 31, 2023 and may be modified or terminated by the Investment Adviser at any time thereafter.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$1,359	$2,056	$3,897
Class I Shares	$117	$782	$1,471	$3,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for its most recent fiscal year was approximately 88% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of “clean” companies, which are companies that contribute to and benefit from clean energy generation, sustainable infrastructure and resources, transmission and distribution of clean energy, waste management, carbon reducing technologies and equipment, energy efficiency services and technologies, electrification of transportation, mobility and related services, sustainable agriculture and food production, water supply and management systems, and any related enabling technologies and materials (collectively, “clean technologies”).

Clean companies include, but are not limited to, (i) clean energy companies, which are energy companies seeking to contribute to and benefit from the switch to renewable, lower carbon energy sources; (ii) clean infrastructure companies, which are infrastructure companies focused on improving utility transmission and distribution networks for future needs, (iii) clean transportation companies, which are transportation companies providing alternative energy vehicles, as well as the technologies supporting the future of transportation, including batteries and autonomous driving, and (iv) clean water companies, which are water companies seeking to address water scarcity through the use technology to make it possible to provide potable water, desalinate water and recycle water to increase its availability in previously underserved communities.

The Fund considers a clean company to be any company that has at least a majority of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of clean technologies.

The Investment Adviser is committed to considering environmental, social, and governance (“ESG”) factors when evaluating portfolio investments. ESG factors and criteria may include, but are not limited to, environmental impact and sustainability issues, employee practices, corporate governance, stakeholder relations and business ethics. The Investment Adviser may obtain and consider ESG-related data and information from various sources, including third party ESG research and data services, analyst reports that incorporate ESG information, and ESG information made available by issuers. The investment process of the Investment Adviser generally does not screen for, or exclude companies based on, specific ESG criteria, but instead seeks to identify and focus on ESG factors and third party ESG ratings that may impact the long-term value of investments and the total return of the Fund’s portfolio.

Equity securities may include, but are not limited to, common stocks, preferred stocks, partnership interests, securities convertible into common stocks, rights, warrants, depositary receipts and investment companies.

The Fund may invest in companies of all market capitalizations. These companies may be domiciled in the U.S. or foreign countries, potentially including companies domiciled or traded in emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Fund will generally provide exposure to investments that are economically tied to countries other than the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of issuers that are economically tied to at least three different countries other than the U.S. In determining whether an issuer is economically tied to a country, the Fund considers various factors including the issuer’s country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

The Fund may invest up to 20% of its assets in corporate debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s , (ii) B- by S&P or Fitch, or (iii)

of a comparable rating by another NRSRO, or (b) with respect to up to 20% of its assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment. The Fund may invest in debt securities of any maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years).

Principal Risks of Investing in the Fund

The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable, particularly under current economic, financial, labor, and health conditions. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Equity Securities Risk. Investments by the Fund in equity securities may fluctuate in value in response to many factors, including the activities, performance and financial condition of the individual issuers whose securities the Fund owns, macroeconomic, political, global and other factors affecting the stock market in general, general economic conditions, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Risks Associated with an Investment in Non-U.S. Companies. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Some of the foreign securities in which the Fund invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. However, the Fund may receive less timely information or have less control than if it invested directly in the foreign issuer.

Emerging Markets Risk. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

Liquidity and Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board or its designee pursuant to procedures adopted by the Board.

Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions. Portfolio turnover is not a principal consideration in investment decisions for the Trust, and the Trust is not subject to any limit on the frequency with which portfolio securities may be purchased or sold.

Sector Risk. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Clean Energy. The performance of companies in the clean energy sector may be adversely impacted by government regulations and subsidies, changing supply and demand for traditional energy sources, and the development of new technologies. The consequences of the Russian invasion of Ukraine, including international sanctions and increased disruption to supply chains may adversely impact the performance of companies in the clean energy sector.

Clean Infrastructure. The performance of companies in the clean infrastructure sector may be adversely affected by technological innovations, changes in government regulation and business challenges, including operating risks and potential changes in demand.

Clean Water. The performance of companies in the clean water sector may be adversely affected by water availability, climate changes and events, new technologies, changes in water consumption and water conservation, and the companies may fluctuate more than that of a fund that does not concentrate in water-related companies.

Clean Transportation. The performance of companies in the clean transportation sector may be adversely affected by changes in technology, government regulation or business, including potential declines in demand.

Sustainable Investments Risk. The Fund invests primarily in clean companies. While ESG considerations are a factor in the Investment Adviser’s investment process, the Investment Adviser generally does not screen for, or exclude companies based on, specific ESG criteria. However, to the extent that ESG considerations may exclude the securities of certain issuers for nonfinancial reasons, there is a risk that strategies employing ESG criteria may forego some market opportunities available to strategies that do not use similar criteria. Investors may differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund’s investments may not reflect the beliefs of any particular investor.

Initial Public Offerings (IPO) Risk. The Fund may invest in IPO securities. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.

Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-year and since inception periods compare with various benchmarks. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns in the bar chart and best/worst quarter are for Class I Shares and do not reflect a sales charge. If the Class A sales charge was reflected, the returns would be lower. The performance of other share classes will differ due to their different expense structures. Updated performance is available on the Fund’s website www.cushingfunds.com and by calling (888) 777-2346.

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2021	1.66%	Worst Quarter:	3rd Quarter 2021	-11.75%

Average Annual Total Returns (for Periods Ended December 31, 2021)

	One Year	Since Inception (January 31, 2020)
Class I Shares
Returns before taxes	-15.72%	41.65%
Returns After Taxes on Distributions	-19.40%	37.72%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.13%	31.23%
Class A Shares
Returns before taxes	-20.55%	37.24%
MSCI ACWI Net Total Return Index (reflects no deduction for fees, expenses or taxes)	18.54%	18.89%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only. After-tax returns for Class A shares will vary. The returns in the table above reflect the sales loads for Class A shares.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

The bar chart and table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Investment Adviser

Cushing® Asset Management, LP is the Fund’s investment adviser.

Portfolio Managers

Saket Kumar, Portfolio Manager and Co-Chief Investment Officer, Global Strategies, of the the Investment Adviser, Alex Palma, Portfolio Manager and Senior Research Analyst, of the Investment Adviser, and Hari Kusumakar, Portfolio Manager and Senior Research Analyst of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Kumar, Palma and Kusumakar have served as portfolio managers of the Fund since the Fund's inception.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares by mail (Global Clean Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at (888) 878-4080. You may also exchange shares of the Fund for shares of another Fund in the Cushing Mutual Funds Trust. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment amount for Class A Shares is $2,000 and $250 for IRAs. For corporate sponsored retirement plans, there is no minimum initial investment. The minimum initial investment amount for Class I Shares is $250,000. The minimum subsequent investment for all share classes is $100.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income or capital gains, or a combination of the two, except when your investment is held in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.